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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                February 01, 2001
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)

Lehman ABS Corporation (as depositor under the Standard Terms for Trust Agreements, dated as of February 28, 1996, as supplemented by a Series Supplement, dated as of July 10, 1997, which together formed the Corporate Bond-Backed Certificates Trust, Series 1997-CHR-1, which issued Corporate Bond Backed Certificates, Series 1997-CHR-1)

                             LEHMAN ABS CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


            Delaware                 033-73438-05              13-7135751
----------------------------       ----------------        -------------------
(State or Other Jurisdiction       (Commission File         (I.R.S. Employer
     of Incorporation)                Number)              Identification No.)


Three World Financial Center
200 Vesey Street
New York, New York                                              10285
----------------------------------------                      ----------
(Address of Principal Executive Offices)                      (Zip Code)

                                 (212) 526-5594
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. OTHER EVENTS

On February 01, 2001 distributions were made to the Holders of the Corporate Bond Backed Certificates, Series 1997- CHR-1 (the "Certificate Holders"). Specific information with respect to the distributions is filed as Exhibit 99.1.

No other reportable transactions or matters have occurred during the current reporting period.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibits are filed as part of this report:

    99.1 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending February 01, 2001.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 13, 2001




                                            THE BANK OF NEW YORK
                                            AS TRUSTEE, FOR
                                            CORPORATE BOND-BACKED
                                            CERTIFICATES TRUST,
                                            SERIES 1997-CHR-1



                                            By: /s/ Enrico D. Reyes
                                               -------------------------------
                                               Enrico D. Reyes
                                               Vice President



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                                  EXHIBIT INDEX


Exhibit Number     Description
--------------     -----------

99.1 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending February 01, 2001.



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